UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2013

Mistras Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001- 34481	22-3341267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 Clarksville Road Princeton Junction, New Jersey		08550
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 716-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2013, Francis Joyce, Executive Vice President, Chief Financial Officer and Treasurer of the Company, resigned from his positions with the Company. The press release announcing Mr. Joyce’s resignation is attached to this report as an exhibit.

On September 4, 2013, the Company appointed Philip Orlando, Group Controller, as its interim principal financial officer and Justin Vogel, Corporate Controller, as its interim principal accounting officer.

Mr. Orlando, age 50, joined the Company in March 2008 as Services Controller and became Group Controller in 2012. Prior to Mistras, Mr. Orlando served in various financial and accounting roles with different companies, including controller at Foley Machinery and chief financial officer at Applied Water Management. Mr. Orlando received a B.S. in Accounting from William Paterson College and is a certified public accountant.

Mr. Vogel, age 42, joined the Company as Corporate Controller in April 2010. Prior to joining Mistras, Mr. Vogel was the Vice President, Finance of Power Medical Interventions, Inc., a medical device company listed on the NASDAQ stock exchange until its sale to Covidien plc in September 2009. Prior to his employment with Power Medical Interventions, Mr. Vogel served as Corporate Controller of Pharmacopeia, Inc., a NASDAQ-listed clinical development stage biopharmaceutical company, and started his career in public accounting at BDO USA, LLP in Boston, MA. Mr. Vogel graduated from the Montclair State University with a B.S in Accounting and is a certified public accountant.

In connection with their appointment to these positions, Messrs. Orlando and Vogel were each awarded a $25,000 bonus and 2,000 restricted stock units.

There has been no transaction since May 31, 2012, or proposed transaction, to which the Company was or is to be a party in which either Mr. Orlando or Mr. Vogel had a direct or indirect interest required to be disclosed under Item 404 of Regulation S-K. There are no family relationships between Mr. Orlando and any other officer or director of the Company or between Mr. Vogel and any other officer or director of the Company.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits

99.1	Press release issued by Mistras Group, Inc. on September 5, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTRAS GROUP, INC.

Date: September 5, 2013	By:	/s/ Michael C. Keefe
		Name:	Michael C. Keefe
		Title:	Executive Vice President, General Counsel and Secretary

Exhibit No.	Description

99.1	Press release issued by Mistras Group, Inc. on September 5, 2013